SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report: March 26, 1997
                        (Date of Earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




         Nevada                     2-93277-D                       87-0412648
         State of                   Commission                      IRS Taxpayer
         Incorporation              Registration No.                I.D. Number




            123 East 54th Street, Suite 7B, New York, New York 10022
            ---------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303

Item 6.  Registration of Registrant's Directors
         --------------------------------------

         On March 26, 1997, Howard L. Feinsand submitted his resignation from the Board of Directors of Medizone International, Inc. (the "Registrant"), to be effective immediately.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        April 2, 1997

                                              MEDIZONE INTERNATIONAL, INC.



                                              By: s/Joseph S. Latino
                                                  ------------------------------
                                                    Joseph S. Latino
                                                    President